OTHER INCOME (EXPENSE) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Interest expense to related party (see Note 9)	$ (4,171)	$ (2,601)	$ (2,321)
Interest expense and other bank charges	(1,430)	(1,374)	(1,064)
Interest income	116	169	104
Foreign currency gain	1,005	3,066	3,749
Other expense	(21)	(20)	(20)
Total other income (expense), net	$ (4,501)	$ (760)	$ 448